EXHIBIT 10.65

                          STOCK SUBSCRIPTION AGREEMENT

                                  May 29, 1998

Peter Berg
Yannick Tessier
c/o Galacticomm Technologies, Inc.
4101 S.W. 47th Avenue, Suite 101
Ft. Lauderdale, FL 33314

Ladies and Gentlemen:

         Mr. Peter Berg, the CEO of Galacticomm Technologies, Inc. (the "Company"), and Mr. Yannick Tessier, the President of the Company, hereby offer solely to "accredited investors" (as defined in paragraph 3(k) hereof) up to 400,000 shares of the Company's common stock (the "Common Stock") owned by them at a purchase price of $0.75 per share (the "Offering"). At the completion of this Offering, Mr. Berg and Mr. Tessier (the "Offerors") will loan (the "Loan") the total proceeds of the Offering to the Company. The Company will primarily use such proceeds to pay accrued accounting, legal and printing fees associated with its initial public offering and, to a lesser extent, for working capital.

         As consideration for the Loan, the Company will issue each of the Offerors a promissory note accruing interest at the annual interest rate of 7% (the "Promissory Note"), with principal and interest due and payable upon the earlier to occur of: (a) September 30, 1999, or (b) twelve (12) months from the completion of the Company's Initial Public Offering. The form of the Promissory
Note is attached hereto as Exhibit "A."

         1. SUBSCRIPTION. The Purchaser ("Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from the Offerors the number of shares (the "Shares") of Common Stock set forth on the signature page hereof, at a purchase price of $0.75 per Share, in accordance with and subject to the terms and conditions described in this Stock Subscription Agreement. The Offering terminates on May 28, 1998, unless extended for an additional ten (10) days by the Offerors.

         2. PAYMENT. The Purchaser encloses herewith a check payable to or wire transfer payment to Lucio, Mandler, Croland, Bronstein, Garbett, Stiphany & Martinez, P.A., as Escrow Agent for the Company ("Escrow Agent"), in the full amount of the purchase price of the Shares being subscribed for. Wire instructions for the Escrow Agent are: Victoria Del Rio, NationsBank, 701 Brickell Avenue, Miami, Florida 33131, telephone: (305) 350-7171, facsimile:
(305) 350-7155. Lucio, Mandler, Croland, Bronstein, Garbett, Stiphany & Martinez, P.A. Trust Account, Trust Account No. 1595295035, ABA No. 063000047. Such funds will be held for Purchaser's benefit by the Escrow Agent, and will be returned promptly with no interest thereon if this Stock Subscription Agreement is not accepted by the Company, or the Offering is terminated.

         3. REPRESENTATIONS BY THE PURCHASER. The Purchaser hereby acknowledges, represents, warrants and agrees as follows:

                  (a) The Common Stock is not registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws. The Purchaser understands that the Offering is intended to be exempt from federal and state registration by virtue of exemptions from registration available under the Securities Act, including Section 4(1) thereof, based, in part, upon the representations, warranties and agreements contained in this Stock Subscription Agreement;



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                  (b) Neither the Securities and Exchange Commission (the
"Commission") nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the Offering;

                  (c) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Offerors, or persons acting on behalf of the Company, concerning the Offering and the Company, and all such questions have been answered to the full satisfaction of the Purchaser;

                  (d) In evaluating the suitability of an investment in the Shares, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Company's prospectus dated January 22, 1998, the Company's unaudited financial statements for the 12 month period ended December 31, 1997, the Company's unaudited financial statements for the 3 months period ended March 31, 1998 and the letter of intent for the Company's initial public offering, all of which are attached hereto as Exhibit "B," and any other written information authorized by the Offerors to be disclosed to the Purchaser;

                  (e) The Purchaser is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the Offering;

                  (f) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Stock Subscription Agreement or the transactions contemplated hereby;

                  (g) The Purchaser has such knowledge and experience in financial, tax, and business matters so as to enable him or her to utilize the information made available to him or her in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

                  (h) The Purchaser is not relying on the Offerors or the Company respecting the tax and other economic considerations of an investment in the Shares and the Purchaser has relied on the advice of, or has consulted with, only his or her own advisors;

                  (i) The Purchaser is acquiring the Shares solely for his or her own account for investment and not with a view to resale, assignment or distribution to others;

                  (j) The Purchaser has adequate means of providing for the Purchaser's current needs and foreseeable personal contingencies and has no need for the Purchaser's investment in the Shares to be liquid;

                  (k) The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act by satisfying any one or more of the following criteria:

                      (i) The Purchaser is a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income," for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under Section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et. seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

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                      (ii) The Purchaser is a natural person whose individual
net worth (I.E., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000;

                      (iii) The Purchaser is a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are "accredited investors;"

                      (iv) The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                      (v) The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                      (vi) The Purchaser is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Shares;

                      (vii) The Purchaser is a director or executive officer of the Company; or

                      (viii) The Purchaser is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

                  (l) The Purchaser: (i) if a natural person represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Stock Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and has adequate means for providing for his or her current financial needs and anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Shares; (ii) if a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized validly existing and in good standing under the laws do the jurisdiction of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of any applicable law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Stock Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and

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hold the Shares, the execution and delivery of this Stock Subscription Agreement has been fully authorized by all necessary action, this Stock Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Stock Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Stock Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the Purchaser is executing this Stock Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Stock Subscription Agreement and make an investment in the Company, and that this Stock Subscription
Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Stock Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

                  (m) The Purchaser has had the opportunity to obtain any additional reasonably available information necessary to verify the accuracy of the information contained in Exhibit "B" attached hereto and all reasonably available documents received or reviewed in connection with the Offering and has had the opportunity to meet with the Offerors or representatives of the Company and to have them answer any questions and provide additional information regarding the terms and conditions of this particular investment and the finances, operations, business and prospects of the Company and the Offering deemed relevant by the Purchaser and all such questions have been answered and requested information provided to the Purchaser's full satisfaction;

                  (n) The information contained herein is complete and accurate and may be relied upon by the Company and the Offerors in determining the availability of an exemption from registration under federal and state securities laws in connection with the Offering;

                  (o) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment consideration in small companies in early stages of development. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

                  (p) The Purchaser is satisfied that it has received information with respect to all matters which it considers material to the Purchaser's decision to make this investment;

                  (q) The Purchaser acknowledges that the Offerors shall, in their sole discretion, have the right to accept or reject Purchaser's subscription, in whole or in part, for any reason or for no reason. If Purchaser's subscription is accepted by the Offerors, Purchaser shall, and Purchaser hereby elects to, execute any and all further documents necessary, in the opinion of the Company, to complete the Purchaser's subscription and become a shareholder of the Company.

                  (r)      NOTICES TO PURCHASERS

                  THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING

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OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE
CONTRARY IS UNLAWFUL.

                  THE SHARES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") IN RELIANCE UPON EXEMPTIONS CONTAINED THEREIN. PROSPECTIVE INVESTORS WHO RESIDE IN FLORIDA ARE ADVISED THAT WHERE SALES ARE MADE TO FIVE (5) OR MORE PERSONS PURSUANT TO
SECTION 517.061(11)(a)(5) OF THE FLORIDA ACT, SUCH SALES ARE VOIDABLE BY THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ESCROW AGENT, OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO THE PURCHASER, WHICHEVER OCCURS LATER.

                  4. REPRESENTATIONS BY THE OFFERORS. Each of the Offerors, jointly and severally, acknowledges, represents, warrants and agrees as follows:

                     (a) ORGANIZATION AND GOOD STANDING. The Company and its sole subsidiary, Galacticomm, Inc., are Florida corporations duly organized, validly existing and in good standing under the laws of the State of Florida, with full power and authority, corporate and other, to own or lease and operate their respective properties and to conduct their business. The Company and its subsidiary are duly qualified to do business as foreign corporations and are in good standing in all jurisdictions where such qualification is necessary and where failure to so qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company or its subsidiary.

                     (b) CORPORATE AUTHORIZATION. Each of the Offerors have full power and authority, to execute, deliver and perform this Agreement and will cause the Company to have full power and authority to execute, deliver and perform the Registration Rights Agreement in the form attached hereto as Exhibit "C," and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and the Registration Rights Agreement will be, duly executed and delivered by the Offerors and the Company, respectively, and constitute, or will constitute, as applicable, valid and binding obligations of the Offerors and the Company, respectively. This Agreement is enforceable against the Offerors and the Registration Rights Agreement is enforceable against the Company in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws or arrangements affecting creditors' rights generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions set forth herein may be limited by federal or state securities laws or public policy underlying such laws. The execution, delivery and performance of this Agreement by each of the Offerors and the execution, delivery and performance of the Registration Rights Agreement by the Company, the consummation by the Offerors and the Company of transactions herein and therein contemplated and the compliance by the Offerors and the Company with the terms of this Agreement and the Registration Rights Agreement, respectively, have been or will be duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time, or both: (i) result in any violation of the Articles of Incorporation or Bylaws of the Company; (ii) result in a material breach of or conflict with any of the terms of provisions of , or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the company pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company or its subsidiary, Galacticomm, Inc., is a party or by which the Company or such subsidiary or any of their respective properties or assets are or may be bound or affected; (iii) violate in any material respect any existing applicable law, rule or regulation, or any judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Offerors, the Company or Galacticomm, Inc., or any of their respective properties or business; or (iv) have any effect or any permit, certification, registration, approval, consent, license or franchise necessary for the Company or Galacticomm, Inc. to own or lease

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and operate their respective properties and to conduct their business or the ability of the Company or Galacticomm, Inc. to make use thereof.

                           (c) CONSENTS. No authorization, approval, consent,
order, registration, license or permit of any court or governmental agency or body, other than under the Securities Act, the rules and regulations of the Commission promulgated pursuant thereto, and the rules and regulations of the state securities laws of the states in which offers or sales will be made, is required for the valid authorization, issuance, sale and delivery of the Common Stock in accordance herewith or the consummation by the Offerors or the Company of the transactions contemplated by this Agreement or the Registration Rights Agreement.

                           (d) COMPLIANCE WITH DOCUMENTS AND LAWS. Neither the
Company nor Galacticomm, Inc. is in violation of its respective Articles of Incorporation or Bylaws, or other governing documents, or in material default in the due performance of any material lease or other material contract, indenture, mortgage, deed of trust, note, loan, or other material agreement or instrument to which the Company or Galacticomm, Inc., as applicable, is a party or by which it, or any of its properties or businesses is subject or any applicable material license, franchise, certificate, permit, authorization, statute, rule or regulation of or from any public, regulatory, or governmental agency or authority having jurisdiction over the Company or Galacticomm, Inc. or any of their respective properties or assets, or any approval, consent, order, judgment or decree, except such as could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business, assets and results of operations of the Company.

                           (e) FINANCIAL STATEMENTS. Prior to the date hereof,
the Purchaser has been provided with the unaudited financial statements of the Company for the twelve (12) month period ended December 31, 1997 and the unaudited financial statements for the three (3) month period ended March 31, 1998 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, fairly represent the Company's financial condition and results of its operations at and for the period specified therein and give a true and accurate view of the affairs of the Company during such periods. The Financial Statements are included as part of Exhibit "B."

                           (f) LEGAL PROCEEDINGS. There are no claims or
proceedings against the Company or Galacticomm, Inc. pending or, to the knowledge of the Offerors, threatened in which, if adversely determined could reasonably be expected to have a material adverse effect upon the business, operations, assets or liabilities, results of operations or the financial condition of the Company or Galacticomm, Inc.. The Company has recently settled the litigation with DataSafe Publications, Inc. ("DataSafe"), which is described on page 33 of the Company's prospectus dated January 22, 1998. Under the terms of the settlement, DataSafe has dismissed its lawsuit and in return, the Company has issued to DataSafe 253,907 shares of Common Stock. However, pursuant to the settlement, the Company must complete an IPO before December 31, 1998 or DataSafe has the option of returning its 253,907 shares of Common Stock to the Company and resuming its lawsuit against the Company.

                           (g) OFFERORS SHARES IN THE COMPANY. Until the
completion of a Qualifying IPO (as defined in Paragraph 5(a) herein), the Offerors shall not privately sell or grant any warrants or options in their shares of Common Stock without first obtaining approval of such sale by a majority of the disinterested members of the Company's Board of Directors and the holders of a majority of the Shares purchased in this Offering.

                  5. VOTING RIGHTS. The Offerors will cause the Company to grant the following voting rights to the Purchasers of the Shares offered hereby:


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                           (a) the right to nominate and have elected two (2)
persons to serve on the Board of Directors of the Company (the "Board") out of a total of not more than nine (9) directors until an IPO totalling at least $6,000,000 in gross proceeds (a "Qualifying IPO") is completed. After such a Qualifying IPO is completed, the right to nominate two (2) persons will be reduced to one (1) person for a period of two (2) years, after which time this right shall terminate altogether.

                           (b) the right to approve or disapprove any proposed
amendments to the Company's Articles of Incorporation or Bylaws until a Qualifying IPO is completed, at which time such right shall terminate.

                           (c) the right to approve the following major
transactions until the earlier to occur of the completion of a Qualifying IPO or December 31, 1998:

                               (i) issuance on any preferred stock; and

                               (ii) any financing transaction in excess of
$100,000 which involves a change in the control of the Company.

                  6.  CO-SALE RIGHTS.

                           (a) OBLIGATIONS OF THE COMPANY. The Offerors agree to
cause the Company not to issue or transfer on its records any common stock, preferred stock, or other securities convertible into common stock or preferred stock, held by the Offerors to any person, corporation, partnership or other entity unless the Company has verified that the Offerors have complied with their obligations under this Agreement.

                           (b) TAG-ALONG RIGHTS OF PURCHASER. With respect to
any proposed transfer of shares of Common Stock by the Offerors to a third party (the "Third Party"), which transfer would result in a change of control of the Company, the Offerors shall not effect such a transfer without first offering the Purchaser the right to sell its shares of Common Stock, pro rata with the Offerors, to the Third Party, at the same price per share and upon the same terms and conditions of the proposed transfer by the Offerors. The Purchaser shall have five (5) business days after receiving written notice of such transaction to advise the Offerors in writing of the Purchaser's desire to participate in such transaction. However, the Purchaser shall not be able to exercise its rights under this paragraph with regard to any of its shares of Common Stock if such shares are not registered with the Commission and the Purchaser previously failed to exercise its right to register such shares in a Piggyback Registration (as such term is defined in the Registration Rights Agreement).

                  7. ANTI-DILUTION PROTECTION. If the Company issues or sells, at any time, any shares ("Dilution Shares") of its equity securities for consideration per share (the "Issue Price") which is less than $0.75 per share (a "Dilutive Issuance"), other than by reason of the exercise of rights to acquire such securities existing as of the date of this Agreement or employee stock options pursuant to a plan approved by the Board and the shareholders of the Company, the Offerors shall cause the Company to agree to promptly issue to the Purchaser, without the payment of any additional consideration by the Purchaser, the aggregate number of shares of Common Stock calculated by:

                           (a) multiplying (A) the "Weighted Average Price"
(defined as the aggregate Issue Price of all Dilution Shares issued in all prior Dilutive Issuances divided by the aggregate number of Dilution Shares issued in such Dilutive Issuances), by (B) the lesser of (x) the aggregate number of Dilution Shares issued in such Dilutive Issuances and (y) the number of Shares issued to the Purchaser on the date of this Agreement (the "Current Number");


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                           (b) adding to the resulting product, the product of
(A) $0.75 (the "Per Share Purchase Price") multiplied by (B) either (x) if the number of Dilution Shares issued in such Dilutive Issuances is less than the Current Number, the excess of the Current Number over the number of Dilution Shares; or (y) if the number of Dilution Shares is equal to, or greater than, the Current Number, zero (0);

                           (c) dividing the resulting sum by the Current Number;

                           (d) dividing the purchase price of the Shares by the
quotient resulting from the division referred to in (c); and

                           (e) subtracting the Current Number from the resulting
quotient.

                  7. INDEMNIFICATION. The Purchaser agrees to indemnify and hold harmless the Offerors, the Company, its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) by reason of or arising out of any actual or alleged false representation or misrepresentation or warranty or breach or omission to state a material fact by the Purchaser of any agreement herein or in any other document delivered in connection with this Stock Subscription Agreement.

                  8. LOCK-UP AGREEMENT FOR PUBLIC OFFERING. In the event that the Company undertakes a public offering of its securities, the Purchaser agrees to fully cooperate with the Company and the underwriters of such offering and to execute all documents and agreements that may be requested by either the Company or the underwriters, including, without limitation, an agreement not to sell, transfer, pledge or otherwise dispose of the Shares beneficially owned by the Purchaser for a period of twelve (12) months after the effective date of such public offering, or such longer period of time as required by the National Association of Securities Dealers, Inc., The Nasdaq Stock Market, Inc. or other regulatory authority and to thereafter sell such Shares through one of the underwriters.

                  9. IRREVOCABILITY; BINDING EFFECT. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Stock Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

                  10. MODIFICATION. This Stock Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

                  11. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Offerors, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as a party hereto shall have furnished in writing in accordance with the provisions of this paragraph). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

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

                  12. ASSIGNABILITY. This Stock Subscription Agreement and the rights, interests and obligations hereunder are not transferrable or assignable by the Purchaser and the Purchaser further agrees that the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

                  13. APPLICABLE LAWS. This Stock Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflicts of laws principles. The Purchaser hereby irrevocably submits to the jurisdiction of any Florida state or United States federal court sitting in Miami-Dade, Florida over any action or proceeding arising out of or relating to this Stock Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Florida state or federal court. The Purchaser further waives any objection to venue in such state and any objection to an action or proceeding in such state on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Offerors and/or the Company shall be brought only in Florida state or United States federal courts sitting in Miami-Dade, Florida. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS STOCK SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

                  14. BLUE SKY QUALIFICATION. The right of the Purchaser to purchase the Shares under this Stock Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Offerors and the Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Offerors shall be released from any and all obligations to maintain their offer, and may rescind any sale contracted, in the jurisdiction.

                  15. USE OF PRONOUNS. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identify of the person or persons referred to may require.

                  16. CONFIDENTIALITY. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Stock Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

                  17. MISCELLANEOUS.

                      (a) This Stock Subscription Agreement constitutes the entire agreement between the Purchaser and the Offerors with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Stock Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

                      (b) The Purchaser's representations and warranties made in this Stock Subscription Agreement shall survive the execution and delivery hereof and of the Shares.

                      (c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Stock Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                      (d) This Stock Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                      (e) Each provision of this Stock Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Stock Subscription Agreement.

                      (f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Stock Subscription Agreement as set forth in the text.


                                  NASD MATTERS

         1. Do you know of any information pertaining to underwriting compensation and arrangements or any dealings between any Underwriter or Related Person (see definition), NASD Member (see definition) or Person Associated with a Member of the NASD (see definition) on the one hand, and the Company or any parent, subsidiary or controlling (see definition) shareholder thereof on the other hand, other than information relating to the compensation to be paid to an underwriter in connection with its proposed underwriting of the Company's initial public offering of securities (the "IPO")?

                                    [ ]  Yes                  [ ]  No

If "yes", please provide a detailed description (please attach a separate sheet describing such information if necessary).

         2. Are you an NASD Member (see definition), an owner of stock or other securities of an NASD Member, a Person Associated with a Member of the NASD (see definition), an Affiliate of an NASD Member (see definition), an Underwriter or Related Person (see definition) with respect to the IPO or an Immediate Family Member (see definition) of any of the aforementioned; or have you made any outstanding subordinated loans to any NASD Member?

                                    [ ]  Yes                  [ ]  No

If "yes", please provide a detailed description.





         3. Have you been an underwriter, or a controlling (see definition) person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Company or which might participate in the IPO?

                                    [ ]  Yes                  [ ]  No

If "yes", please provide a detailed description.

         4. If your answer to Questions (2) or (3) above was "Yes", please set forth below information as to (a) all of your previous purchases and/or acquisitions (including contracts for purchase or acquisition) of securities of the Company or of any subsidiary of the Company, (b) all purchases and/or acquisitions (including contracts for purchase or acquisition) of any such securities (regardless of who the purchaser or acquiror was ) which resulted in your Beneficial Ownership (see definition) of such securities, and (c) all proposed purchases and acquisitions of such securities by you, or which will result in your Beneficial Ownership (see definition) thereof, which are to be consummated, in whole or in part, within the next 12 months:

----------------------------------------------------------------------------------------------------------------------------
    SELLER OR PROSPECTIVE            AMOUNT AND NATURE               PRICE OR OTHER                DATE OR PROPOSED
           SELLER                      OF SECURITIES                  CONSIDERATION               DATE OF ACQUISITION
----------------------------------------------------------------------------------------------------------------------------

         5. Set forth below information as to all sales and/or dispositions (including contracts to sell or to dispose) of securities of the Company or of its subsidiaries by you to any NASD Member (see definition), any Person Associated with a Member of the NASD (see definition), any Affiliate of an NASD Member (see definition), any Underwriter or Related Person (see definition) with respect to the IPO or any Immediate Family Member (see definition) of any of the aforementioned, as well as to all proposed sales and/or dispositions of such securities by you to any of the foregoing persons or entities which are to be consummated, in whole or in part, within the next 12 months:

----------------------------------------------------------------------------------------------------------------------------
    SELLER OR PROSPECTIVE            AMOUNT AND NATURE               PRICE OR OTHER                DATE OR PROPOSED
           SELLER                      OF SECURITIES                  CONSIDERATION               DATE OF ACQUISITION
----------------------------------------------------------------------------------------------------------------------------

         6. If you have had, or are to have, any transactions of the character referred to in Question (5) above, describe briefly the relationship, affiliation or association of you and, if known, the other party or parties to any such transaction with any underwriter or other person or entity "in the stream of a distribution" with respect to the IPO. In any case, where the purchaser (whether you or any such party) is known by you to be a member of a private investment group, such as a hedge fund or other group of purchasers, furnish, if know, the names of all persons comprising the Group (see definition) and their association with or relationship to any broker-dealer.

         7. Provide a detailed description of any services rendered by you, directly or indirectly, to or on behalf of the Company, including also the dates of such services and any compensation you received, either directly or indirectly, in connection with such services.

                         TRANSACTIONS RELATED TO THE IPO

         Except with respect to the proposed IPO, do you know of any plan, agreement, arrangement, authorization or understanding made or to be made by any person, or any transaction already effected:

                  (a) To limit or restrict the sale of the Common Stock during the period of the IPO?

                                    [ ]  Yes                  [ ]  No

If "yes", please provide a detailed description.


                  (b) To stabilize the market for the Common Stock?

                                    [ ]  Yes                  [ ]  No

If "yes", please provide a detailed description.


                  (c) To withhold commissions or otherwise to hold each underwriter or dealer responsible for the distribution of its participation in the IPO?

                                    [ ]  Yes                  [ ]  No

If "yes", please provide a detailed description.


                     MATERIAL RELATIONSHIPS WITH UNDERWRITER

         1. Do you have a material relationship with First Equity Corporation of Florida, Security Capital Trading, Inc. or any other investment banking firm or underwriting organization?


                                    [ ]  Yes                  [ ]  No

If "yes", please provide a detailed description.


                                   DEFINITIONS

         For purposes of the foregoing questions, the following terms have the following meanings:

         AFFILIATE OF AN NASD MEMBER. The term "affiliate of an NASD member" includes a company which controls, is controlled by or is under common control with a member of the National Association of Securities Dealers, Inc. (the "NASD"). A company will be presumed to control an NASD member if the company beneficially owns 10 percent or more of the outstanding voting securities of an NASD member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of an NASD member which is a partnership. An NASD member will be presumed to control a company if the NASD member and persons associated with the NASD member beneficially own 10 percent or more of the outstanding voting securities of the company (if it is a corporation), or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of the company (if it is a partnership). A company will be presumed to be under common control with an NASD member if (i) the same natural person or company controls both the NASD member and the company by beneficially owning 10 percent or more of the outstanding voting securities of the NASD member (if it is a corporation) or a partnership interest in 10 percent or more of the distributable profits or losses of the NASD member (if it is a partnership) AND 10 percent or more of the outstanding voting securities of the company (if it is a corporation) or a partnership interest in 10 percent or more of the distributable profits or losses of the company (if it is a partnership) or (ii) a person having the power to direct or cause the direction of the management or policies of the NASD member also has the power to direct or cause the direction of the management or policies of the company.

         BENEFICIAL OWNERSHIP. The terms "beneficial ownership" and "beneficially owns" shall mean the right to the economic benefits of a security.

         COMPANY. The term "company" includes a corporation, partnership, association, joint stock company, trust, fund, or any organized group of persons, whether incorporated or not, or any receiver, trustee in bankruptcy or similar official or any liquidating agent for any of the foregoing, in its capacity as such.

         CONTROL. The term "control" (including the terms " controlling," "controlled by" and "under common control with") includes the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise.

         GROUP. The term "group" includes a partnership, syndicate or other group, whether formally organized or not, which has as a purpose the acquiring, holding or disposing of securities of the Company.

         IMMEDIATE FAMILY MEMBER. An "immediate family member" includes mother, father, sister, brother, cousin, niece, nephew, spouse, father-in-law, mother-in-law, brother-in-law, sister-in-law, son, daughter, son-in-law or daughter-in-law or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated with, an NASD member.

         NASD MEMBER OR MEMBER OF THE NASD. The terms "NASD member" and "member of the NASD" means any broker or dealer or any individual, partnership, corporation or other legal entity admitted to membership in the NASD under the provisions of Article I of the By-Laws of the NASD.

         PERSON ASSOCIATED WITH A MEMBER OF THE NASD. The term " person associated with a member" of the NASD shall be deemed to include every sole proprietor, partner (general or limited), shareholder, officer, director or branch manager of any member or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly OR INDIRECTLY controlling or controlled by such member, whether or not such person is registered by exempt from registration with the NASD pursuant to its By-Laws.

         UNDERWRITER OR RELATED PERSON. The term "underwriter or related person" shall be deemed to include, with respect to a public offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, any NASD member participating in the public offering and any and all other persons associated with or related to any of the aforementioned persons.

         IN WITNESS WHEREOF, the Purchaser has executed this Stock Subscription Agreement this _______ day of _________________ 1998.



   ______________________    x      $0.75      =   ____________________________
  (Shares being purchased)      (Share Price)     (Aggregate Subscription Price)



         If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


-----------------------------------     ---------------------------------------
Print Name                              Print Name


-----------------------------------     ---------------------------------------
Social Security Number                  Social Security Number


-----------------------------------     ---------------------------------------
Signature of Purchaser                  Signature of Purchaser


-----------------------------------     ---------------------------------------
Date                                    Address


         If the Purchaser is a PARTNERSHIP, CORPORATION, or TRUST:



-----------------------------------     ---------------------------------------
Name of Partnership,                    Federal Taxpayer
Corporation or Trust                    Identification Number

By:
-----------------------------------     ---------------------------------------
Name                                    Title



-----------------------------------     ---------------------------------------
Address

-----------------------------------     ---------------------------------------
Date                                    State of Organization


SUBSCRIPTION ACCEPTED AND AGREED
this ______ day of _________1998.


  PETER BERG                             YANNICK TESSIER


-----------------------------------     ---------------------------------------